Income Taxes - Disclosure of Effective Tax Rate Reconciliation (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Major components of tax expense (income) [abstract]
Loss for the year before taxes	$ (15,569)	$ (20,830)
Combined statutory tax rate	27.00%	27.00%
Expected tax recovery	$ (4,204)	$ (5,624)
Difference in foreign tax rates	(156)	(303)
Change in unrecognized deferred tax and other items	4,360	5,927
Income Tax Expense / (Recovery)	$ 0	$ 0